Exhibit 10.15(k)


                                                                  EXECUTION COPY


                          AMENDMENT No. 10 and CONSENT

     AMENDMENT No. 10 and CONSENT (this "Amendment") dated as of September 29, 2000 among FINLAY ENTERPRISES, INC., a Delaware corporation (the "Parent"), FINLAY FINE JEWELRY CORPORATION, a Delaware corporation (the "Company"), the lenders signatory hereto (the "Lenders") and GENERAL ELECTRIC CAPITAL CORPORATION, as agent (the "Agent") for the Lenders.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Parent, the Company, the Lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of September 11, 1997 (as heretofore and hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"); and

     WHEREAS, the Company has entered into a Marketing Agreement dated as of July 6, 2000 with 800-Flowers.com, Inc. ("800-Flowers") whereby the Company has agreed to provide merchandise to customers of 800-Flowers; and

     WHEREAS, the Company desires to establish a Domestic Subsidiary in Delaware, eFinlay, Inc. ("eFinlay"), to handle the Company's marketing arrangement with 800-Flowers, and in connection therewith the Company desires
(i) to transfer the assets listed on Annex A hereto to eFinlay pursuant to a certain Contribution Agreement, (ii) to sell inventory on an ongoing basis to eFinlay pursuant to purchase orders to allow eFinlay to satisfy its obligation to deliver merchandise to customers of 800-Flowers, (iii) to provide certain managerial advice, direction and services to eFinlay pursuant to a certain Services Agreement, (iv) for Finlay Merchandising & Buying, Inc. to provide certain merchandising and buying services to eFinlay pursuant to a certain Services Agreement and (v) to lease certain space in its Connecticut distribution center to eFinlay pursuant to a certain Lease Agreement; and

     WHEREAS, subject to the terms and conditions contained herein the parties hereto desire to amend certain provisions of the Credit Agreement.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Upon the Effective Date (as defined herein), the Credit Agreement shall be amended as follows:

     (A) Section 1.1 of the Credit Agreement is hereby amended to add the following definitions in their proper alphabetical sequence:

               "800-Flowers   Marketing   Agreement"  shall  mean  that  certain
          Marketing Agreement dated as of July 6, 2000 between the Company and 800-Flowers.com, Inc.

               "eFinlay" shall mean eFinlay, Inc., a Delaware corporation and wholly-owned Subsidiary of the Company.

               "eFinlay  Agreements"  shall  mean,  collectively,   the  eFinlay
          Contribution Agreement, the eFinlay FFJC Services Agreement, the eFinlay FMBI Services Agreement and the eFinlay Lease Agreement.

               "eFinlay Contribution Agreement" shall mean that certain Contribution Agreement dated as of September 29, 2000 between the Company and eFinlay (as originally in effect, without any waivers or modifications materially adverse to the Lenders not consented to by the Majority Lenders) pursuant to which the Company will transfer to eFinlay the assets listed on Schedule 9.5(i) hereto.

               "eFinlay  FFJC  Services   Agreement"  shall  mean  that  certain
          Services Agreement dated as of September 29, 2000 between the Company and eFinlay (as originally in effect, without any waivers or modifications materially adverse to the Lenders not consented to by the Majority Lenders) pursuant to which the Company will provide certain managerial advice, direction and services to eFinlay.

               "eFinlay FMBI Services Agreement" shall mean that certain Services Agreement dated as of September 29, 2000 between Finlay Merchandising and eFinlay (as originally in effect, without any waivers or modifications materially adverse to the Lenders not consented to by the Majority Lenders) pursuant to which Finlay Merchandising will provide certain merchandising and buying services to eFinlay.

               "eFinlay Lease Agreement" shall mean that certain Lease Agreement dated as of September 29, 2000 between the Company and eFinlay (as originally in effect, without any waivers or modifications materially adverse to the Lenders not consented to by the Majority Lenders) pursuant to which the Company will lease certain space in its Connecticut distribution center to eFinlay.

     (B) The parenthetical contained in Section 7(b) to the Credit Agreement is hereby amended by inserting the text "(x)" immediately following the text "including, without limitation," and by adding to the end thereof the following:
"and (y) in connection with the operations of eFinlay".

     (C) The following Section 8.29 is hereby added to the Credit Agreement:

               "Section  8.29  Intercompany   Charges  and  Mandatory  Dividends
          Relating to eFinlay. Each of the Company and Finlay

          Merchandising, as the case may be, shall account for all charges, fees, rent and other amounts owing to it by eFinlay pursuant to the eFinlay Agreements (the "eFinlay Agreement Expenses") as an intercompany receivable and eFinlay shall pay the outstanding amount of the eFinlay Agreement Expenses to the Company and Finlay
          Merchandising, as the case may be, on a monthly basis to the extent cash is available (net of reasonable operating expenses of eFinlay for the then current and immediately succeeding calendar month (which may be paid in cash) including, without limitation, payroll expenses for employees of eFinlay) (and any amounts not paid shall be paid as soon as cash becomes available). eFinlay shall, within thirty days (30) following the end of each fiscal quarter, declare and distribute to the Company as a dividend any excess amounts retained by eFinlay after payment of the eFinlay Agreement Expenses (net of reasonable operating expenses of eFinlay for the then current and immediately succeeding calendar month (which may be paid in cash) including, without limitation, payroll expenses for employees of eFinlay)."

     (D) Section 9.4 of the Credit Agreement is hereby amended to delete the "and" immediately following Section 9.4(s), to delete the period at the end of
Section 9.4(t) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

               "(u)  Investments  by the  Company  in  eFinlay  as set  forth on
          Schedule 9.5(i) hereto."

     (E) Section 9.5 of the Credit Agreement is hereby amended to delete the "and" immediately following Section 9.5(g), to delete the period at the end of
Section 9.5(h) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

               "(i) the sale, transfer and assignment by the Company to eFinlay of the assets set forth on Schedule 9.5(i) hereto and of Inventory as required to comply with the 800-Flowers Marketing Agreement."

     (F) Section 9.6 of the Credit Agreement is hereby amended to delete the "and" immediately following Section 9.6(a)(iv), to delete the period at the end of Section 9.6(a)(v) and to insert a semi-colon followed by the word "and" immediately thereafter, and to add the following immediately thereafter:

               "(vi) The Company may purchase all, but not less than all of the issued and outstanding capital stock of eFinlay."

     (G) Section 9.7 of the Credit Agreement is hereby amended to delete the "or" immediately following clause (i) therein and to add the following immediately following clause (ii) therein: "or (iii) for the eFinlay Agreements".

     (H) The first sentence of Section 9.14 of the Credit Agreement is hereby amended (x) by inserting the following after "material respect": "(it being understood that the Company and eFinlay shall be permitted to perform the 800-Flowers Marketing Agreement in accordance with the eFinlay Agreements and otherwise in accordance with this Agreement)"; and (y) by replacing the word "or" immediately following clause (i) therein with a comma (",") and by adding the following immediately following clause (ii) therein: "or (iii) as required to comply with the 800-Flowers Marketing Agreement".

     (I) Section 9.18 of the Credit Agreement shall be amended to add the following immediately following the last sentence thereof:

               "Notwithstanding the foregoing, the Company may subscribe for and eFinlay may sell to the Company, all, but not less than all, of the issued and outstanding capital stock of eFinlay."

     (J) A new Exhibit 9.5(i) is hereby added to the Credit Agreement in the form attached hereto as Annex A.

     3. Consents. As of the Effective Date:

     (a) Notwithstanding Sections 7, 9.4 and 9.6 of the Credit Agreement, the Majority Lenders hereby consent (so long as no Default or Event of Default has occurred and is continuing at the time of any such transaction) to (i) the repurchase by the Parent of up to $20 million of its common stock in open market transactions to occur no later than September 29, 2001, (ii) dividends by the Company to the Parent to provide funds for the purpose described in the foregoing clause (i); and (iii) the use of proceeds of Revolving Advances, if the Company so elects (and in any event otherwise in accordance with the terms of the Credit Agreement), to provide funds for the purpose described in the foregoing clause (ii); provided, that immediately after giving effect to any such Revolving Advance, the Company shall have the ability to make an additional Revolving Advance in the amount of $30,000,000 in accordance with the terms of the Credit Agreement. The Parent shall give the Agent prior written notice of each repurchase to be made by it pursuant to clause (i) of the preceding sentence, specifying the amount of such repurchase and the source from which the Company obtained the funds to be used to effectuate such repurchase.

     (b) Notwithstanding Section 9.12 of the Credit Agreement, the Majority Lenders hereby consent to an amendment to the Gold Consignment Documents (A) to increase the troy ounce figure in the definition of "Consignment Limit" to 125,000 and (B) to increase the Consignment Precious Metal Fair Market Value limit thereunder to up to $40 million.

     4. Cash Management. As of the Effective Date and subject to the proviso at the end of this sentence, the Agent and the Majority Lenders waive compliance by the Company with Section 8.22 of the Credit Agreement as it relates to eFinlay (including without limitation the requirement to cause eFinlay to enter into a lockbox agreement); provided, that the Agent reserves the right upon notice to the Company to revoke such waiver at any time in its sole and absolute discretion and to reinstate the obligation of the Company to comply in all respects with Section
8.22 of the Credit Agreement as it relates to eFinlay. Promptly upon receipt of any such notice from the Agent, the Company agrees to promptly comply in all respects with Section 8.22 of the Credit Agreement as it relates to eFinlay (including without limitation the requirement to cause eFinlay to enter into a lockbox agreement).

     5. Representations and Warranties. Each of the Parent and the Company represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Amendment):

     (a) Each of the Parent and the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

     (b) This Amendment has been duly executed and delivered by the Parent and the Company and the acknowledgement attached hereto has been duly executed and delivered by each Subsidiary. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligation of the Parent and the Company, enforceable against them in accordance with their respective terms, subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Amendment, each of the Company and the Parent is in compliance with all covenants and agreements applicable to it set forth in the Credit Agreement and each of the other Loan Documents.

     (e) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     6. Effective Date. The amendments to the Credit Agreement and the consents contained herein shall not become effective (the "Effective Date") until (i) this Amendment has been duly executed and delivered by the Company, the Parent, the Agent and the Majority Lenders; (ii) the acknowledgement attached hereto shall have been executed and delivered by each of the Subsidiaries; (iii) the certificate of incorporation of eFinlay shall have been filed with the Delaware Secretary of State; (iv) each of the eFinlay Agreements shall be in a form satisfactory to the Agent and shall have been executed by each of the respective parties thereto, and a letter from the Company to that effect shall have been delivered to the Agent; (v) eFinlay shall have executed and delivered Amendment No. 2 to the Security Agreement in a form satisfactory to the Agent, and related UCC filings satisfactory to the Agent shall have been made; (vi) eFinlay shall have executed and delivered a Guaranty in a form satisfactory to the Agent in respect of the obligations of the Parent and the Company under the Credit Agreement;
(vii) the Company shall have executed and delivered Amendment No. 2 to the Pledge Agreement in a form satisfactory to the Agent, and the stock of eFinlay shall have been delivered in pledge thereunder, and (viii) the Agent shall have received the opinion of Blank Rome Tenzer Greenblatt LLP, counsel to the Credit Parties, in a form reasonably acceptable to the Agent.

     7. Gold Consignment Agreement; Intercreditor Agreement. The Majority Lenders hereby consent to the execution and delivery by the Parent, the Company, eFinlay and/or the Agent, as applicable, of amendments to the Gold Consignment Agreement and the Intercreditor Agreement (and any ancillary documents thereto) consistent with the terms of this Amendment.

     8. Expenses. The Company agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

     9. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Credit Agreement, and references in the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the Effective Date, the Credit Agreement as amended by this Amendment. Each of the Company and the Parent hereby agrees that all of the covenants and agreements contained in the Credit Agreement and the Loan Documents are hereby ratified and confirmed in all respects.

     10. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws provisions thereof.

                                     * * *

     IN WITNESS WHEREOF the parties hereto have caused this Amendment No. 10 and Consent to be duly executed by their respective officers as of the date first written above.

                             FINLAY ENTERPRISES, INC.


                             By: /s/ Bruce Zurlnick
                                 -----------------------------------------------
                                 Name:   Bruce Zurlnick
                                 Title:  Senior Vice President, Chief
                                         Financial Officer and Treasurer

                             FINLAY FINE JEWELRY CORPORATION


                             By: /s/ Bruce Zurlnick
                                 -----------------------------------------------
                                 Name:   Bruce Zurlnick
                                 Title:  Senior Vice President, Chief
                                         Financial Officer and Treasurer

                             GENERAL ELECTRIC CAPITAL CORPORATION,
                             Individually and as Agent


                             By: /s/ James F. Hogan, Jr.
                                 -----------------------------------------------
                                 Name:   James F. Hogan, Jr.
                                 Title:  Duly Authorized Signatory


                             FLEET PRECIOUS METALS INC.


                             By: /s/ Peter J. DiFilippo
                                 -----------------------------------------------
                                 Name:   Peter J. DiFilippo
                                 Title:  Vice President

                             By: /s/ Frederick W. Reinhardt
                                 -----------------------------------------------
                                 Name:   Frederick W. Reinhardt
                                 Title:  Senior Vice President

                             THE CHASE MANHATTAN BANK


                             By: /s/ Irene B. Spector
                                 -----------------------------------------------
                                 Name:   Irene B. Spector
                                 Title:  Vice President


                             Signature Page 1 of 3
                        to Amendment No. 10 and Consent

                             GOLDMAN SACHS CREDIT PARTNERS L.P.


                             By: /s/ Elizabeth Fischer
                                 -----------------------------------------------
                                 Name:   Elizabeth Fischer
                                 Title:  Authorized Signatory

                             ABN AMRO BANK N.V.


                             By:  /s/ Nancy W. Lanzoni
                                  ----------------------------------------------
                                  Name:  Nancy W. Lanzoni
                                  Title: Group Vice President

                             By:  /s/ Jeffrey Sarfaty
                                  ----------------------------------------------
                                  Name:  Jeffrey Sarfaty
                                  Title: Vice President


                             BANK LEUMI


                             By: /s/ David Selowe
                                 -----------------------------------------------
                                 Name:   David Selowe
                                 Title:  Vice President

                             By:
                                 -----------------------------------------------
                                 Name:
                                 Title:


                             TRANSAMERICA BUSINESS CREDIT CORPORATION


                             By: /s/ Christopher J. Norrito
                                 -----------------------------------
                                 Name:   Christopher J. Norrito
                                 Title:  Vice President


                             Signature Page 2 of 3
                        to Amendment No. 10 and Consent

Each of the Guarantors, by signing below, confirms
in  favor of the  Agent  and the  Lenders  that it
consents  to  the  terms  and  conditions  of  the
foregoing  Amendment  No.  10 and  Consent  to the
Amended and Restated  Credit  Agreement and agrees
that   it   has   no   defense,   offset,   claim,
counterclaim  or recoupment with respect to any of
its   obligations   or   liabilities   under   its
respective Guaranty and that all terms of such Guaranty shall continue in full force and effect, subject to the terms thereof.

FINLAY JEWELRY, INC.


By: /s/ Bruce Zurlnick
    ----------------------------------------
    Name:   Bruce Zurlnick
    Title:  Senior Vice President, Chief
            Financial Officer and Treasurer

SONAB HOLDINGS, INC.


By: /s/ Bruce Zurlnick
    ----------------------------------------
    Name:   Bruce Zurlnick
    Title:  Senior Vice President, Chief
            Financial Officer and Treasurer

SONAB INTERNATIONAL, INC.


By: /s/ Bruce Zurlnick
    ----------------------------------------
    Name:   Bruce Zurlnick
    Title:  Senior Vice President, Chief
            Financial Officer and Treasurer

SOCIETE NOUVELLE D'ACHAT DE BIJOUTERIE - S.O.N.A.B.


By: /s/ Bruce Zurlnick
    ----------------------------------------
    Name:   Bruce Zurlnick
    Title:  Authorized Signatory

FINLAY MERCHANDISING & BUYING, INC.


By: /s/ Bruce Zurlnick
    ----------------------------------------
    Name:   Bruce Zurlnick
    Title:  Senior Vice President, Chief
            Financial Officer and Treasurer


                              Signature Page 3 of 3
                         to Amendment No. 10 and Consent

                                                                         ANNEX A
                                                 to Amendment No. 10 and Consent

--------------------------------------------------------------------------------

                     Exhibit 9.5(i) to the Credit Agreement

                  Assets Contributed by the Company to eFinlay

     All of the Company's rights under the 800-Flowers Marketing Agreement and the assets listed below.

         Item                                                 Net Book Value

         Cash                                                       $ 1,000
         3 new Conveying Solutions Packing Tables                     3,015
         4 new Industrial 24x36 Carts                                   429
         3 new Filing Cabinets                                          748
         1 new 2 ton Jack Palleti                                       312
         100 linear feet of used shelving                             4,500
         2 used desks                                                   750
         2 used credenzas                                               550
         2 Used PCs/Printers/Screens                                  1,535

         Total                                                      $12,839